Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes
20.	Income Taxes

Components of earnings from continuing operations before income taxes and noncontrolling interests are as follows (in thousands):

Year Ended December 31,	2014	2013	2012
United States	$1,161,953	$755,921	$854,705
Foreign	42,624	35,202	(1,765)

	$1,204,577	$791,123	$852,940

The provision for income taxes consists of the following (in thousands):

	Year Ended December 31,
	2014	2013	2012
Current:
Federal	$247,898	$138,343	$261,552
State	30,790	223	20,337
Foreign	19,235	10,464	3,199

Total current	297,923	149,030	285,088

Deferred:
Federal	94,991	36,157	(23,052)
State	3,958	(39)	(10,440)
Foreign	(8,085)	20,446	8,218

Total deferred	90,864	56,564	(25,274)

Total provision for income taxes	$388,787	$205,594	$259,814

A reconciliation of the federal statutory tax rate (35%) to the total provision is as follows:

	Year Ended December 31,
	2014	2013	2012
Taxes computed at statutory rate	35.00%	35.00%	35.00%
State income taxes, net of federal income tax benefit	3.32	0.02	0.75
Federal research credit	(0.27)	(0.79)	—
Domestic manufacturing deduction	(2.27)	(1.74)	(3.25)
Equity in losses of foreign joint ventures	0.85	1.36	1.43
Foreign rate differential	(0.93)	(2.35)	0.60
Noncontrolling interests	(2.96)	(4.32)	(3.64)
Out-of-period correction	(1.10)	(2.57)	—
Other, net	0.64	1.38	(0.43)

Provision for income taxes	32.28%	25.99%	30.46%

The 2014 provision included a $13.2 million out-of-period non-cash gain related to a correction to tax balances.The 2013 provision included a $21.3 million out-of-period non-cash gain related to a correction to the deferred tax balances. The out-of-period adjustments did not have a material impact in any previously reported periods.

Deferred tax assets and liabilities resulted from the following (in thousands):

	December 31,
	2014	2013
Deferred tax assets:
Accrued liabilities and reserves	$154,381	$102,933
Allowance for doubtful accounts	24,741	19,756
Inventory	189,120	206,826
Post-retirement benefits	898	6,268
Commodity hedges	4,773	—
Net operating loss carryforward	9,880	12,859
Tax credit carryforwards	29,142	56,185

Total deferred tax assets	412,935	404,827

Deferred tax liabilities:
Holdbacks and amounts not due under contracts	(14,945)	(16,582)
Cumulative translation adjustments	(1,819)	(1,403)
Commodity hedges	—	(805)
Intangibles	(236,618)	(210,791)
Property, plant and equipment	(698,567)	(610,451)

Total deferred tax liabilities	(951,949)	(840,032)

Total net deferred tax liabilities	$(539,014)	$(435,205)

Current deferred tax assets included in other current assets were $253.4 million at December 31, 2014 ($255.5 million at December 31, 2013). Current deferred tax liabilities included in other current liabilities were $13.1 million at December 31, 2014 ($14.6 million at December 31, 2013). Non-current deferred tax liabilities included in deferred credits and other liabilities were $779.3 million at December 31, 2014 ($676.2 million at December 31, 2013). Nucor paid $398.7 million in net federal, state and foreign income taxes in 2014 ($64.8 million and $313.5 million in 2013 and 2012, respectively).

Cumulative undistributed foreign earnings for which U.S. taxes have not been provided are included in consolidated retained earnings in the amount of $194.0 million at December 31, 2014 ($222.4 million at December 31, 2013). These earnings are considered to be indefinitely reinvested and, accordingly, no provisions for U.S. federal and state income taxes are required. It is not practicable to determine the amount of unrecognized deferred tax liability related to the unremitted earnings.

State net operating loss carryforwards were $462.8 million at December 31, 2014 ($824.0 million at December 31, 2013). If unused, they will expire between 2015 and 2034. The majority of this change is due to a modification in a state filing method. Foreign net operating loss carryforwards were $44.9 million at December 31, 2014 ($50.5 million at December 31, 2013). If unused, they will expire between 2027 and 2033.

At December 31, 2014, Nucor had approximately $63.0 million of unrecognized tax benefits, of which $62.9 million would affect Nucor’s effective tax rate, if recognized. At December 31, 2013, Nucor had approximately $66.0 million of unrecognized tax benefits, of which $66.3 million would affect Nucor’s effective tax rate, if recognized.

A reconciliation of the beginning and ending amounts of unrecognized tax benefits recorded in deferred credits and other liabilities is as follows (in thousands):

	December 31,
	2014	2013	2012
Balance at beginning of year	$65,975	$80,862	$80,897
Additions based on tax positions related to current year	6,295	4,849	9,456
Reductions based on tax positions related to current year	—	(55)	(132)
Additions based on tax positions related to prior years	5,673	2,307	5,821
Reductions based on tax positions related to prior years	(7,449)	(6,248)	(3,296)
Reductions due to settlements with taxing authorities	—	—	(764)
Reductions due to statute of limitations lapse	(7,493)	(15,740)	(11,120)

Balance at end of year	$63,001	$65,975	$80,862

We estimate that in the next twelve months, our gross uncertain tax positions, exclusive of interest, could decrease by as much as $11.8 million, as a result of the expiration of the statute of limitations.

During 2014, Nucor recognized $9.0 million of benefit in interest and penalties ($0.9 million of expense in 2013 and $2.1 million of expense in 2012). The interest and penalty expense is included in interest expense in the consolidated statements of earnings. As of December 31, 2014, Nucor had approximately $28.2 million of accrued interest and penalties related to uncertain tax positions ($37.2 million at December 31, 2013).

The Internal Revenue Service (IRS) is examining Nucor’s 2012 federal income tax return. Management believes that the Company has adequately provided for any adjustments that may arise from this audit. The 2011 and 2013 tax years are also open to examination by the IRS. U.S. federal income tax matters have been concluded for years through 2010. The Canada Revenue Agency is examining the 2012 Canadian returns for Harris Steel Group Inc. and certain related affiliates. Tax years 2009 through 2013 remain open to examination by other major taxing jurisdictions to which Nucor is subject (primarily Canada and other state and local jurisdictions).